SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION
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EDESA BIOTECH, INC.
(Name of Registrant as Specified in Charter)

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To the Holders of Common Shares of Edesa Biotech, Inc.:

Edesa Biotech, Inc., a British Columbia corporation formerly known as Stellar Biotechnologies, Inc. (‘‘Edesa,’’ ‘‘we’’ or ‘‘our’’), on October 22, 2019, received a written consent from shareholders holding an aggregate of 5,122,379 of our outstanding common shares, representing 68.3% of 7,504,468 outstanding common shares as of such date (the “Majority Holders”), approving the adoption of the Company’s 2019 Equity Incentive Compensation Plan (the “2019 Plan”).

The details of the foregoing action and other important information are set forth in the accompanying Information Statement. Our Board of Directors (the “Board”) has unanimously approved the above action.

Adoption of the 2019 Plan required approval of our Board and the affirmative vote of shareholders representing a majority of our outstanding voting securities. No other vote or shareholder action is required to approve the 2019 Plan. You are hereby being provided with notice of the approval of the 2019 Plan by less than unanimous written consent of our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

By order of the Board of Directors,

Dr. Pardeep Nijhawan
Chief Executive Officer

Markham, Ontario, Canada

October 25, 2019

EDESA BIOTECH, INC.

INFORMATION STATEMENT
CONCERNING CORPORATE ACTIONS
AUTHORIZED BY WRITTEN CONSENT OF SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Why did I receive this information statement?

We are providing this information statement (“Information Statement”) in connection with the receipt of written consents from shareholders holding an aggregate of 5,122,379 common shares without par value (“Common Shares”) of Edesa Biotech, Inc., a British Columbia corporation formerly known as Stellar Biotechnologies, Inc. (sometimes referred to as ‘‘we,’’ ‘‘our,’’ ‘‘us,’’ the ‘‘Company’’ or ‘‘Edesa’’), representing 68.3% of our 7,504,468 outstanding Common Shares, approving the adoption of the Company’s 2019 Equity Incentive Compensation Plan (the “2019 Plan”).

Adoption of the 2019 Plan required approval of our Board of Directors (the “Board”) and the affirmative vote of shareholders representing a majority of our outstanding voting securities. No other vote or shareholder action is required to approve the 2019 Plan. You are hereby being provided with notice of the approval of the 2019 Plan by less than unanimous written consent of our shareholders.

On September 27, 2019, the compensation committee of our Board recommended that our Board approve the 2019 Plan, and on October 16, 2019, our Board approved the 2019 Plan and recommended shareholder approval of the 2019 Plan.

Do I need to vote on the approval of the 2019 Plan?

We are not asking you for a proxy and you are requested not to send us a proxy.

What was the record date for voting on the 2019 Plan?

On October 16, 2019, our Board set the record date for voting on the 2019 Plan as October 16, 2019 (the ‘‘Record Date’’). On the Record Date, there were 7,504,468 Common Shares outstanding and entitled to vote.

How many votes were required to approve the 2019 Plan?

Each Common Share that was outstanding as of the Record Date was entitled to one vote on the approval of the 2019 Plan. The approval of the 2019 Plan required the affirmative vote of holders of a majority of our outstanding Common Shares.

When will the Plan become effective?

The 2019 Plan became effective on October 16, 2019. The 2019 Plan will become available for use on the twentieth day after we distribute this Information Statement to our shareholders. This Information Statement will first be sent to our shareholders on or about October 25, 2019 and is being furnished for informational purposes only.

Am I entitled to dissenters’ or appraisal rights?

No, our shareholders are not entitled to dissenters’ rights or appraisal rights under British Columbia law in connection with the approval of the 2019 Plan.

Can I access the Information Statement via the Internet?

The Information Statement is available in the Investors section of our website at www.edesabiotech.com.

Do the share numbers and per share prices in this Information Statement account for the 1-for-6 reverse stock split that occurred on June 7, 2019?

Yes, all share numbers and per share prices in this Information Statement give effect to the 1-for-6 reverse split of our Common Shares that occurred on June 7, 2019.

ITEM NO. 1

APPROVAL AND ADOPTION OF 2019 INCENTIVE COMPENSATION PLAN

On October 22, 2019, we received written consents from shareholders holding an aggregate of 5,122,379 of our Common Shares, representing 68.3% of our 7,504,468 outstanding Common Shares (the “Majority Holders”), approving the 2019 Plan. A copy of the 2019 Plan is attached to this Information Statement as Annex A.

On October 16, 2019, our Board approved the adoption of the 2019 Plan. Adoption of the 2019 Plan required board approval and the affirmative vote of shareholders representing a majority of our outstanding voting securities. Since both our Board and the Majority Holders have approved the 2019 Plan, no vote or further action of our shareholders is required to adopt the 2019 Plan. You are hereby being provided with notice of the approval of the adoption of the 2019 Plan by less than unanimous written consent of our shareholders. The Plan became effective on October 16, 2019 and will become available for use by the Company on the twentieth day after we distribute this Information Statement to our shareholders. This Information Statement will first be sent to our shareholders on or about October 25, 2019, and is being furnished for informational purposes only.

The 2019 Plan amends and restates the Stellar Biotechnologies, Inc. 2017 Incentive Compensation Plan (the “2017 Plan”). The 2017 Plan was originally adopted by our Board on January 27, 2017 and by our shareholders on March 23, 2017. The 2017 Plan amended and restated the Stellar Biotechnologies, Inc. 2013 Fixed Share Option Plan (the “Prior Plan”), which was approved by the Company’s Board on December 8, 2013 and ratified by our shareholders on February 13, 2014. The Prior Plan amended and restated the Fixed Share Option Plan originally approved by our Board on September 4, 2009, as amended on December 13, 2011 and as ratified by our shareholders on January 17, 2012.

The purpose of this 2019 Plan is to assist us in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to us by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and our shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

The Board has approved Appendix A to the 2019 Plan to be used by recipients of awards under the 2019 Plan who are Canadian residents. The subplan in Appendix A sets out the major features of the 2019 Plan and the principal terms and conditions of participation that differ for Canadian participants in the 2019 Plan in order to, among other things, recognize, and comply with, differences in law and tax policy in Canada.

Background

As of September 30, we had 33,502 shares remaining available for future grants under the 2017 Plan. The number of options outstanding under the 2017 Plan as of September 30, 2019 was 319,645 with a weighted average exercise price of $3.38 per share and weighted average remaining term of 8 years. We have never awarded full value awards (e.g., restricted share awards) under the 2017 Plan and there are no full value awards outstanding under the 2017 Plan as of September 30, 2019.

Following the approval of the 2019 Plan, the number of Common Shares available for issuance under the 2019 Plan is 800,000 shares, plus any shares remaining available for delivery under the 2017 Plan on the effective date. The 2019 Plan will become available for use by the Company on the twentieth day after the date this Information Statement has first been sent to shareholders.

If, any shares subject to (i) any award under the 2019 Plan, or any awards granted under the 2017 Plan, are forfeited, expire or otherwise terminate without issuance of such shares, or (ii) any award under the 2019 Plan, or any award granted under the 2017 Plan, is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such award, the shares to which those awards were subject, will, to the extent of such forfeiture, expiration, or termination, cash settlement or non-issuance, again be available for delivery with respect to awards under the 2019 Plan.

Any share that again becomes available for delivery pursuant to the provisions described above will be added back as one share if the share was subject to an option, and as 1.5 shares if such share was subject to an award other than an option.

As of September 30, 2019, there were 319,645 shares issuable pursuant to outstanding options under the 2017 Plan, any of which might be available for awards under the 2019 Plan as described above.

Rationale for the adoption of the 2019 Plan

The Board believes that the 2019 Plan will advance our long-term success by encouraging share ownership among award recipients. In addition, the Board believes that a fundamental objective of a long-term equity incentive compensation program is the alignment of management and shareholder interests. The 2019 Plan allows for several forms of awards based on the value of our Common Shares and for the utilization of performance-based vesting targets. The 2019 Plan is intended to be used to make future awards that were previously made under the Prior Plan. The 2019 Plan is also intended to set forth the principles our shareholders expect us to adhere to in designing and administering employee and director compensation programs.

The 2019 Plan is designed to comply with applicable requirements of the Securities Act (including for the registration of Common Shares issuable under the 2019 Plan on a Form S-8 registration statement), listing requirements of the Nasdaq Stock Market, LLC (“Nasdaq”) with respect to those shares, and other applicable requirements established by law or regulation.

Shareholder approval of the 2019 Plan was obtained (i) for purposes of complying with the shareholder approval requirements for the listing of shares on Nasdaq, (ii) to comply with the incentive stock options rules under Section 422 of the Code, and (iii) for the 2019 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation U promulgated under the Exchange Act.

We intend to file, pursuant to the Securities Act, a registration statement on Form S-8 to register the Common Shares available for issuance under the 2019 Plan.

Principal Features of the 2019 Plan

The principal features of the 2019 Plan are as follows (and are set forth more fully below):

● All officers, directors, employees, and consultants of the Company and its subsidiaries and other designated affiliates, which we refer to as “Related Entities,” are eligible to participate in the 2019 Plan;

● Options, restricted shares and restricted share units (RSUs) are eligible for grants under the 2019 Plan;

● The 2019 Plan is to be administered by the Compensation Committee of the Company’s Board (the “Committee”), except to the extent (and subject to the limitations set forth in the 2019 Plan) the Board elects to administer the 2019 Plan, in which case the 2019 Plan shall be administered by only those members of the Board who are “independent” members of the Board, as that term is defined under the rules of the stock exchange or quotation system on which Common Shares are listed or quoted;

● Vesting requirements with respect to awards under the 2019 Plan are determined by the Committee;

● In the event of a “change in control” of the Company, as defined in the 2019 Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or any Related Entity, or in any award agreement, or to the extent otherwise determined by the Committee in its sole discretion in each particular case, (i) any option that was not previously vested and exercisable at the time of the change in control will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted share award or RSU award subject only to future service requirements will lapse and such awards will be deemed fully vested; and (iii) any outstanding award subject to achievement of performance goals and conditions under the 2019 Plan will be considered to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the change in control of the Company);

● The 2019 Plan grants the Committee discretion to determine the time when an option no longer may be exercised following a participant’s termination, as set forth in the applicable award agreement;

● The 2019 Plan prohibits the repricing of option awards without approval by the Company’s shareholders; and

● The 2019 Plan limits the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted to any outside director during any single calendar year to $250,000.

Description of the 2019 Plan

A copy of the 2019 Plan is attached hereto as Annex A and is hereby incorporated into this Information Statement by reference. The following summary of key provisions of the 2019 Plan, as well as the other summaries and descriptions relating to the 2019 Plan contained elsewhere in this Item No. 1, are each qualified in their entirety by reference to the full text of the 2019 Plan.

Purpose

The purpose of the 2019 Plan is to assist the Company and its Related Entities in attracting, motivating, retaining and rewarding high-quality executives and other officers, employees, directors, and consultants of the Company or its Related Entities, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

Shares Available for Awards; Annual Per-Person Limitations

The number of Common Shares available for issuance under the 2019 Plan on or after the 2019 Plan’s effective date is 800,000 shares, plus any shares remaining for grant and delivery under the Prior Plan on the effective date of the 2019 Plan.

If, after the effective date, any shares subject to (i) any award under the 2019 Plan or any awards granted under the Prior Plan, are forfeited, expire or otherwise terminate without issuance of such shares, or (ii) any award under the 2019 Plan or any award granted under the Prior Plan, is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such award, the shares to which those awards were subject, will, to the extent of such forfeiture, expiration, or termination, cash settlement or non-issuance, again be available for delivery with respect to awards under the 2019 Plan.

Any share that again becomes available for delivery pursuant to the provisions described above will be added back as one share if the share was subject to an option, and as 1.5 shares if such share was subject to an award other than an option.

Substitute Awards (as defined in the 2019 Plan) will not reduce the shares authorized for delivery under the 2019 Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity (as define in the 2019 Plan) or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards under the 2019 Plan and will not reduce the shares authorized for delivery under the 2019 Plan; provided, that awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company or its Related Entities prior to such acquisition or combination.

As of September 30, 2019, there were 319,645 shares issuable pursuant to outstanding options under the Prior Plan, any of which might be available for awards under the 2019 Plan as described above. On or after the effective date of the 2019 Plan, all outstanding awards granted under the Prior Plan will be governed by the terms of the 2019 Plan, subject to compliance with all applicable provisions in the 2019 Plan, including, without limitation, the prohibition on repricing of outstanding awards without shareholder approval, except to the extent otherwise required under the Prior Plan.

The aggregate fair market value of our Common Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

The maximum number of shares that may be delivered under the 2019 Plan as a result of the exercise of incentive stock options is 1,200,000, subject to certain adjustments.

Notwithstanding any other provision of the 2019 Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted to any outside director during any single calendar year will not exceed $250,000.

The Committee is authorized to adjust the limitations on the number of Common Shares available for issuance under the 2019 Plan and the individual limitations on the amount of certain awards (other than the $100,000 limitation described above with respect to incentive stock option awards) and will adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) to the extent it deems equitable in the event that any extraordinary dividend or other distribution (whether in cash, Common Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Company’s Common Shares so that an adjustment is appropriate and equitable. See the sections called “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the 2019 Plan.

Except with respect to the adjustments referenced in the foregoing paragraph, the Committee is prohibited from taking any of the following actions without approval of the Company’s shareholders: (i) lowering the exercise or grant price per share of an option after it is granted, (ii) cancelling an option when the exercise price or grant price per share exceeds the fair market value of the underlying shares in exchange for cash or another award (other than in connection with substitute awards), (iii) cancelling an outstanding option in exchange for an option with an exercise price that is less than the exercise price or grant price of the original option, or (iv) taking any other action with respect to an option that may be treated as a repricing pursuant to the applicable rules of the stock exchange or quotation system on which Common Shares are listed or quoted (any such action described in (i) - (iv) being referred to as a “Repricing”).

The closing price of one common share of the Company on Nasdaq on October 22, 2019 was $5.35 per share.

Eligibility

The persons eligible to receive awards under the 2019 Plan are the officers, directors, employees, and consultants of the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively) are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code (“ISOs”). An employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the 2019 Plan.

As of the record date, October 16, 2019, approximately 17 persons were eligible to participate in the 2019 Plan.

Administration

The 2019 Plan is to be administered by the Committee, except to the extent (and subject to the limitations set forth in the 2019 Plan) the Board elects to administer the 2019 Plan, in which case the 2019 Plan shall be administered by only those members of the Board who are “independent” members of the Board, as that term is defined under the rules of the stock exchange or quotation system on which Common Shares are listed or quoted. It is intended that the Committee will be comprised exclusively of independent non-employee directors in accordance with Nasdaq listing requirements and Rule 16b-3 under the Exchange Act. Subject to the terms of the 2019 Plan, the Committee is authorized to select eligible persons to receive awards, grant awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2019 Plan, construe and interpret the 2019 Plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2019 Plan.

The Committee is permitted to delegate the performance of certain functions, including administrative functions, of the 2019 Plan to members of the Board, or our officers or managers, or committees of them. The delegation is required to be accomplished in a manner that does not result in the loss of an exemption under Rule 16b-3 under the Exchange Act for awards.

Share Options

The Committee is authorized to grant share options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The exercise price per share subject to an option is determined by the Committee, provided that the exercise price per share of an option will be no less than 100% of the fair market value of a common share on the date such option is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a common share on the date such ISO is granted.

For purposes of the 2019 Plan, the term “fair market value” means the fair market value of Common Shares, awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a common share as of any given date is the closing sales price per common share as reported on the principal stock exchange or market on which Common Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the award is authorized by the Committee) or, if there is no sale on that date, then on the last previous day on which a sale was reported.

The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant); provided, however, that in the event that on the last day of the term of an option, other than an ISO, the exercise of the option would violate an applicable federal, state, local, or foreign law, the Committee may, in its sole and absolute discretion, extend the term of the option for a period of no more than thirty (30) days after the date on which the exercise of the option would no longer violate an applicable federal, state, local, and foreign laws, provided that such extension of the term of the option would not cause the option to violate the requirements of Section 409A of the Code. Methods of exercise and settlement and other terms of options are determined by the Committee. The Committee, thus, may permit the exercise price of options awarded under the 2019 Plan to be paid in cash, shares, other awards or other property.

Restricted Shares and Restricted Share Units

The Committee is authorized to grant restricted shares and restricted share units (RSUs). A grant of restricted shares is a grant of Common Shares which may not be sold or disposed of, and which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted shares generally has all of the rights, other than dividend rights, of a shareholder of the Company (including voting rights), unless otherwise determined by the Committee. A participant granted restricted shares will have the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee), if and only to the extent provided in the participant’s award agreement. An award of RSUs confers upon a participant the right to receive Common Shares or cash equal to the fair market value of the specified number of shares covered by the RSUs, at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an award of RSUs carries no voting or dividend rights or other rights associated with share ownership.

Transferability

Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. The Committee, however, may permit awards to be transferred to certain family members, a trust for the benefit of such family members, a partnership, limited liability company or corporation whose partners, members or stockholders are the participant and his or her family members, a foundation in which any participant and his or her family members controls the management of assets, or anyone else approved by it.

Other Terms of Awards

Awards may be settled in the form of cash, Common Shares, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Common Shares or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2019 Plan. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any Common Shares or other property to be distributed will be withheld (or previously acquired Common Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations.

Awards under the 2019 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in exchange for other awards under the 2019 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control

Subject to certain limitations contained in the 2019 Plan, including those described in the following paragraph, the Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award. In the event of a “change in control” of the Company, as defined in the 2019 Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or any Related Entity, or in any award agreement, or to the extent otherwise determined by the Committee in its sole discretion in each particular case, (i) any option that was not previously vested and exercisable at the time of the change in control will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted share award or RSU award subject only to future service requirements will lapse and such awards will be deemed fully vested; and (iii) any outstanding award subject to achievement of performance goals and conditions under the 2019 Plan will be considered to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the change in control of the Company).

Notwithstanding the foregoing or any provision in any award agreement to the contrary, and unless the Committee otherwise determines in a specific instance, or as is provided in any employment or other agreement between the participant and the Company or any Related Entity, each outstanding option, restricted share or RSU will not be accelerated as described above, if either (i) the Company is the surviving entity in the change in control and the award continues to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control or (ii) the successor company assumes or substitutes for the applicable award, as determined in accordance with the terms of the 2019 Plan. Notwithstanding the foregoing, if and only to the extent provided in an award agreement and on such terms and conditions as may be set forth in an award agreement, in the event a participant’s employment is terminated without “cause” by the Company or any Related Entity or by such successor company or by the participant for “good reason,” as those terms are defined in the 2019 Plan, within 24 months following such change in control, each award held by such participant at the time of the change in control will be accelerated as described above.

Subject to any limitations contained in the 2019 Plan, including those described above in the preceding paragraph, relating to the vesting of awards in the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the Committee may provide for: (i) the continuation of the outstanding awards by the Company, if the Company is a surviving entity, (ii) the assumption or substitution for outstanding awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2019 Plan, (iii) full exercisability or vesting and accelerated expiration of the outstanding awards, or (iv) settlement of the value of the outstanding awards in cash or cash equivalents or other property followed by cancellation of such awards. The foregoing actions may be taken without the consent or agreement of a participant in the 2019 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or (iii) in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, without the approval of the Company’s shareholders, the Committee may not make any adjustment described in this paragraph if such adjustment would result in a Repricing.

Foreign Employees and Consultants

Awards may be granted to participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to awards to employees or consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee will have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from awards granted to participants performing services in such countries and to meet the objectives of the 2019 Plan. The Committee also may impose conditions on the exercise or vesting of awards in order to minimize the Company's obligation with respect to tax equalization for employees or consultants on assignments outside their home country.

The Board has approved a subplan in Appendix A to the 2019 Plan applicable to residents of Canada.

Clawback of Benefits

The Company may (i) cause the cancellation of any award, (ii) require reimbursement of any award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the 2019 Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law, which we refer to each as a clawback policy. In addition, a participant may be required to repay to the Company certain previously paid compensation, whether provided under the 2019 Plan or an award agreement or otherwise, in accordance with any clawback policy. By accepting an award, a participant is also agreeing to be bound by any existing or future clawback policy adopted by the Company, or any amendments that may from time to time be made to the clawback policy in the future by the Company in its discretion (including without limitation any clawback policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the participant’s award agreements may be unilaterally amended by the Company, without the participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any clawback policy. In addition, if a participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interests of the Company or any Related Entity, then (x) any outstanding, vested or unvested, earned or unearned portion of an award may, at the Committee’s discretion, be cancelled and (y) the Committee, in its discretion, may require the participant or other person to whom any payment has been made or shares or other property have been transferred in connection with an award to forfeit and pay over to the Company all or any portion of the gain (whether or not taxable) realized upon the exercise of any option and the value realized (whether or not taxable) on the vesting or payment of any other award during the time period specified in the applicable award agreement or otherwise specified by the Committee.

Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the 2019 Plan or the Committee’s authority to grant awards without further shareholder approval, except that shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Common Shares are then listed or quoted; provided that, except as otherwise permitted by the 2019 Plan or an award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award theretofore granted and any award agreement relating thereto, except as otherwise provided in the 2019 Plan; provided that, except as otherwise permitted by the 2019 Plan or award agreement, without the consent of an affected participant, no such Committee or the Board action may materially and adversely affect the rights of such participant under terms of such award. In addition, without the approval of the Company’s shareholders, the Board may not alter or amend the 2019 Plan if such alteration or amendment would permit a Repricing without approval of the Company’s shareholders. The 2019 Plan will terminate at the earliest of (i) such time as no Common Shares remain available for issuance under the 2019 Plan, (ii) termination of the 2019 Plan by the Board, or (iii) the tenth anniversary of the effective date of the 2019 Plan. Awards outstanding upon expiration of the 2019 Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards

The 2019 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2019 Plan. On exercise of a nonqualified stock option granted under the 2019 Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a Related Entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those shares will begin on that date.

If an optionee pays for Common Shares on exercise of an option by delivering Common Shares, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable share certificate or other indicia of ownership is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the shares delivered, and his or her holding period for those shares will include his or her holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering Common Shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Share Awards

Generally, the recipient of a share award will recognize ordinary compensation income at the time the shares are received equal to the excess, if any, of the fair market value of the share received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received under the 2019 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the shares on the date it becomes vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the share award, to recognize ordinary compensation income, as of the date the recipient receives the share award, equal to the excess, if any, of the fair market value of the shares on the date the share award is granted over any amount paid by the recipient in exchange for the shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as share awards will be the amount paid for such shares plus any ordinary income recognized either when the shares are received or when the shares become vested. Upon the disposition of any shares received as a share award under the 2019 Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

RSUs

The recipient of an RSU that provides for the delivery of shares at a future date will not recognize taxable income at the time of grant. The recipient will generally recognize taxable income, and if the recipient is an employee, be subject to withholding for income and employment taxes, when the delivery of shares is actually made.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired pursuant to the RSU awards will be the amount paid for such shares, if any, plus any ordinary income recognized when the shares are received. Upon the disposition of any such shares received, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

The Company will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes, provided that amount constitutes an ordinary and necessary business expense, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code.

Section 162 Limitations

Section 162(m) of the Code disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Covered employees include the Company’s CEO and CFO at any time during an applicable tax year and the three other most highly compensated officers (other than the CEO and CFO) for such tax year.

Section 409A of the Code

The 2019 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any award under the 2019 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an award that is deemed to be deferred compensation, such as a grant of RSUs that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the award as soon as the award is no longer subject to a substantial risk of forfeiture (even if the award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the award.

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change.

Interests of Directors or Officers

Our directors may grant awards under the 2019 Plan to themselves as well as our officers, in addition to granting awards to our other employees.

New Plan Benefits

Following the effective date of the 2019 Plan, the Company intends to grant awards under the 2019 Plan to its executive officers, including Dr. Pardeep Nijhawan, the Company’s Chief Executive Officer, Kathi Niffenegger, the Company’s Chief Financing Officer, Michael Brooks, the Company’s President and its outside Board members, Lorin Johnson, Sean MacDonald, Frank Oakes, Paul Pay, Carlo Sistilli and Peter van der Velden. As of the date of this Information Statement, the number of awards to be granted to each of the foregoing individuals has not been determined. The dollar value of each award will be determined based on the market price of the Company’s Common Shares on the close of trading on date the Company issues awards.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our Common Shares as of October 22, 2019 by: 1) each person known by us to beneficially own more than five percent of our outstanding Common Shares; 2) each of our directors; 3) each of our Named Executive Officers; and 4) all directors and executive officers as a group.

Directors and Officers

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Shares Beneficially Owned
Pardeep Nijhawan	2,905,109(2)	38.5%
Lorin Johnson	-	-
Sean Macdonald	14,369(3)	*
Paul Pay	25,200(4)	*
Peter van der Velden	1,861,943(5)	24.8%
Carlo Sistilli	-	-
Michael Brooks	155,316(6)	2.0%
Kathi Niffenegger	2,094(7)	*
Frank Oakes	7,117(8)	*
All directors and executive officers as a group (9 persons)	4,971,148(9)	66.0%

* Percentage of shares beneficially owned does not exceed one percent.

(1)
Unless otherwise indicated, the address of each beneficial owner is c/o Edesa Biotech, Inc., 100 Spy Court, Markham, Ontario, Canada, L3R 5H6.
(2)
This amount includes (i) 36,934 common shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of October 22, 2019 and (ii) 537,312 common shares held directly by Dr. Nijhawan; 2,106,769 common shares held by Pardeep Nijhawan Medicine Professional Corporation, a corporation wholly owned by Dr. Nijhawan; and 224,094 shares held by The Digestive Health Clinic Inc., a corporation wholly owned by Dr. Nijhawan.
(3)
Consists of 14,369 common shares.
(4)
Represents 25,200 common shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of October 22, 2019.
(5)
Consists of 1,704,344 common shares held by Lumira Capital II, L.P. and 157,599 common shares held by Lumira Capital II (International), L.P., an affiliate of Lumira Capital II, L.P.  Lumira Capital GP, L.P., the general partners of which are Lumira GP Inc. and Lumira GP Holdings Co., is the general partner of each of Lumira Capital II, L.P. and Lumira Capital II (International), L.P.   Each of Lumira Capital II, L.P. and Lumira Capital II (International), L.P. is managed by Lumira Capital Investment Management Inc.  Each of Lumira Capital GP, L.P., Lumira GP Inc., Lumira GP Holdings Co. and Lumira Capital Investment Management Inc. may be deemed to beneficially own the shares held by Lumira Capital II, L.P. and Lumira Capital II (International), L.P.   Mr. van der Velden is an executive officer of Lumira GP Inc., Lumira GP Holdings Co. and Lumira Capital Investment Management Inc.
(6)
Represents 155,316 common shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of October 22, 2019.
(7)
Represents 2,094 common shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of October 22, 2019.
(8)
This amount includes 952 common shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of October 22, 2019.
(9)
This amount includes 220,496 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of October 22, 2019 and 4,750,652 common shares.

Shareholders Known by the Combined Company to Own 5% or More of the Combined Company’s Common Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Shares Beneficially Owned
10379085 Canada Inc. (1)	675,218	9.0%
Inveready (2)	531,986	7.1%
Lumira Capital II, L.P. (3)	1,861,943	24.8%

(1)
The address of the shareholder is 6111 vie. Royalmount Ave., Montreal, Quebec, Canada, H4P 2T4. Voting and investment power over the shares held by 10379085 Canada Inc. is exercised by an investment committee of PCRI Inc., the parent of 10379085 Canada Inc.
(2)
The address of the shareholder is c/o Inveready Technology Investment Group, C/dels Cavaliers, 50, Barcelona, 08034, Spain. Voting and investment power over the shares held by Inveready Innvierte Biotech II, S.C.R. S.A is exercised by its board of directors.
(3)
Consists of 1,704,344 common shares held by Lumira Capital II, L.P. and 157,599 common shares held by Lumira Capital II (International), L.P., an affiliate of Lumira Capital II, L.P.   Lumira Capital GP, L.P., the general partners of which are Lumira GP Inc. and Lumira GP Holdings Co., is the general partner of each of Lumira Capital II, L.P. and Lumira Capital II (International), L.P.   Each of Lumira Capital II, L.P. and Lumira Capital II (International), L.P. is managed by Lumira Capital Investment Management Inc.  Each of Lumira Capital GP, L.P., Lumira GP Inc., Lumira GP Holdings Co. and Lumira Capital Investment Management Inc. may be deemed to beneficially own the shares held by Lumira Capital II, L.P. and Lumira Capital II (International), L.P and such entities control voting and investment power over such shares through an investment committee of the Lumira group.  The address of each entity listed in this note is 141 Adelaide Street West, Suite 770, Toronto, Ontario, Canada M5H 3L5.

Change of Control

On June 7, 2019, we completed a business combination with Edesa Biotech Research, Inc., formerly known as Edesa Biotech Inc. (“Edesa”), a company organized under the laws of the province of Ontario, in accordance with the terms of a Share Exchange Agreement, dated March 7, 2019, by and among the Company, Edesa and the shareholders of Edesa. At the closing of the transaction, we acquired the entire issued share capital of Edesa, with Edesa becoming a wholly owned subsidiary of ours. Also on June 7, 2019, in connection with and following the completion of the reverse acquisition, we effected a 1-for-6 reverse split of our Common Shares and changed our name to “Edesa Biotech, Inc.” At the closing of the transaction, the Edesa shareholders exchanged their shares for 88% of our outstanding shares on a fully diluted basis. Following the closing, our primary business is the business conducted by Edesa, which is a biopharmaceutical company focused on the development of innovative therapeutics for dermatological and gastrointestinal indications with clear unmet medical needs.

At the closing of the transaction, the Edesa shareholders received 6,249,780 of our Common Shares in exchange for the capital shares of Edesa and the holders of unexercised Edesa share options immediately prior to the closing of the transaction were issued replacement share options (“Replacement Options”) to purchase an aggregate of 297,422 of our Common Shares. On July 26, 2019, pursuant to the post-closing adjustment contemplated by the Share Exchange Agreement, we issued an additional 366,234 of our Common Shares to the Edesa shareholders and the holders of unexercised Edesa stock options immediately prior to the closing of the transaction were issued 17,701 additional Replacement Options to purchase our Common Shares. Following the completion of the transactions contemplated by the Share Exchange Agreement and the Reverse Split, there were approximately 7,504,468, of our Common Shares issued and outstanding and approximately 7,876,292 of our Common Shares outstanding on a fully-diluted basis, and the former Edesa shareholders and option holders owned approximately 6,931,137 of our Common Shares on a fully-diluted basis, or 88% of our Common Shares on a fully-diluted basis, and our shareholders and option holders prior to the transactions contemplated by the Exchange Agreement owned approximately 945,155 of our Common Shares on a fully-diluted basis, or 12% of our Common Shares on a fully-diluted basis.

EXECUTIVE COMPENSATION

Summary Compensation Table

As a smaller reporting company under SEC rules, we may provide scaled disclosure in Item 402 paragraphs (m) through (r). The Information Statement disclosure has been prepared to comply with those U.S. requirements and the Canadian proxy disclosure requirements in Form 51-102F6, including certain additional executive compensation disclosures.

Named Executive Officers

For the purposes of this Information Statement, a named executive officer (“NEO”) means each of the following individuals:

(i)
All individuals serving as the Company’s principal executive officer or acting in a similar capacity during the last completed fiscal year (“PEO”), regardless of compensation level;

(ii)
the Company’s two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the last completed fiscal year; and

(iii)
Up to two additional individuals for whom disclosure would have been provided under (ii) above but for the fact that the individual was not serving as an executive officer of Edesa at the end of the last completed fiscal year.

Two NEOs for the year ended December 31, 2018 were Dr. Pardeep Nijhawan and Dr. Michael Brooks.

Summary Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by or paid to the NEOs during the fiscal year ended December 31, 2018.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	OptionAwards($)(1)	All OtherCompensation ($)	Total ($)
Pardeep Nijhawan	2018	27,116	-	25,795	37,601(2)	90,512
Chief Executive Officer, President, Secretary	2017	11,299	-	7,845	16,187(2)	35,331

Michael Brooks	2018	170,445	51,706	13,203	22,183(3)	257,537
Vice President Corporate Development and Strategy	2017	126,616	16,941	128,758	13,216(3)	285,531

(1)
The amounts shown in this column represent the aggregate grant date fair value of the share option awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification 718, not the actual amounts paid to or realized by the NEOs during the covered fiscal year. The assumptions used in determining grant date fair value of these awards are set forth in Note 8 to Edesa’s audited financial statements for the years ended December 31, 2018 and 2017.

(2)
Represents (i) $32,415 in car allowance; (ii) $2,161 in vacation pay; (iii) $2,068 in Canada Pension Plan company contributions and (iv) $957 in employment insurance in 2018 and (i) $13,476 in car allowance; (ii) $904 in vacation pay; (iii) $1,220 in Canada Pension Plan company contributions and (iv) $587 in employment insurance in 2017.

(3)
Represents (i) $2,186 in health insurance; (ii) $5,094 in car allowance; (iii) $11,799 in vacation pay; (iv) $2,132 in Canada Pension Plan company contributions and (v) $972 in employment insurance company contribution in 2018 and (i) $2,224 in health insurance; (ii) $1,694 in car allowance; (iii) $5,315 in vacation pay; (iv) $2,732 in Canada Pension Plan company contributions and (v) $1,251 in employment insurance company contribution in 2017.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Prior to the completion of our business combination with Edesa, Edesa had employment agreements in effect with Dr. Pardeep Nijhawan and Dr. Michael Brooks which are described below. Upon completion of our business combination transaction with Edesa, Dr. Nijhawan and Dr. Brooks each entered into new employment agreements with us which are also described below, and the old employment agreements were terminated.

Terminated Employment Agreement with Dr. Pardeep Nijhawan

On August 1, 2017, Edesa entered into an employment agreement with Dr. Pardeep Nijhawan which was to continue indefinitely until terminated in accordance with its terms. The employment agreement provided that during the term of the agreement, Dr. Nijhawan was to serve as Edesa’s Chief Executive Officer. In consideration for his services to Edesa, Dr. Nijhawan received a base salary of C$35,000 per annum and was eligible for coverage under Edesa’s standard benefit programs. The agreement was terminable by Edesa (i) for cause without notice or severance pay or (ii) without cause, in which case Edesa was to provide 18 months notice of termination or pay in lieu of notice (based on Dr. Nijhawan’s base salary) and benefits for up to 18 months following the provision of notice of termination. In addition, upon a termination by Edesa without cause, all options on a pro-rated basis were to be deemed vested on the business day immediately preceding the termination date and would remain exercisable for a period of 180 days. Dr. Nijhawan could resign from his employment at any time by providing two weeks advance notice to Edesa.

New Employment Agreement with Pardeep Nijhawan

On June 14, 2019 but effective as of June 7, 2019, we entered into an employment agreement with Pardeep Nijhawan. Pursuant to the employment agreement, Dr. Nijhawan will serve as our Chief Executive Officer for an indefinite term until Dr. Nijhawan’s employment is terminated in accordance with the agreement. As compensation for his services to us, Dr. Nijhawan will receive a base salary of $300,000 per year and be eligible to receive a target annual bonus of 40% of his base salary, subject to achieving corporate and personal targets to be determined by us. Dr. Nijhawan will also receive an automobile allowance of $2,700 per month and be eligible to participate in our group insured benefits program, as may be in effect from time-to time for our employees generally, and executive employees specifically. Dr. Nijhawan is also eligible for future share and/or option grants, as determined by our Compensation Committee, commensurate with Dr. Nijhawan’s position and any business milestones which may be established by the Compensation Committee and subject to availability of shares and/or options for grant under our Equity Incentive Compensation Plan.

If Dr. Nijhawan’s employment with us is terminated for “Cause” (as such term is defined in the employment agreement), subject to applicable law, our only obligation shall be to provide Dr. Nijhawan with his base salary and vacation pay earned through the date of termination and all of Dr. Nijhawan’s vested or non-vested stock options which have not been exercised by Dr. Nijhawan as of the date of termination will be automatically extinguished. If Dr. Nijhawan is terminated by us without “Cause”, our only obligation shall be to provide Dr. Nijhawan with (i) a lump sum payment equal to Dr. Nijhawan’s then current base salary for twenty-four months (the “Severance Period”), (ii) a lump sum payment of the annual bonus to which Dr. Nijhawan is entitled for the fiscal year immediately preceding the date of termination, if such bonus has not already been paid, (iii) a lump sum payment equal to Dr. Nijhawan’s annual bonus entitlement, prorated over Dr. Nijhawan’s length of service in the fiscal year in which his employment is terminated, calculated in accordance with the terms of the employment agreement; (iv) payment of Dr. Nijhawan’s annual bonus entitlement during the full Severance Period, calculated in accordance with the terms of the employment agreement, (v) continuation of Dr. Nijhawan’s benefits and car allowance and any other benefit required to be maintained by law in accordance with the terms of the employment agreement and (vi) subject to applicable law, all stock options granted to Dr. Nijhawan shall be exercisable in accordance with the terms of the applicable stock option plan. Dr. Nijhawan may resign from his employment at any time by providing us with a minimum of sixty days advance notice, in writing. Dr. Nijhawan’s notice may be waived by us, subject only to providing Dr. Nijhawan with payment of his base salary and continuation of benefits until the end of the notice period. If Dr. Nijhawan resigns from his employment, subject to applicable law, (i) all non-vested stock options and all vested stock options held by Dr. Nijhawan which have not been exercised by Dr. Nijhawan as of the date of termination shall be automatically extinguished and (ii) Dr. Nijhawan shall not be entitled to any bonus or pro rata bonus payment not already paid on or before the date of termination.

During the term of Dr. Nijhawan’s employment with us and for twelve months following the cessation of Dr. Nijhawan’s employment with us, Dr. Nijhawan is prohibited from competing with our business in North America. In addition, for twenty-four months following the cessation of Dr. Nijhawan’s employment with us, Dr. Nijhawan is prohibited from soliciting customers or prospective customers for any purpose competitive with our business, encouraging any customer to cease doing business with us and soliciting the employment or engagement of certain of our employees.

Terminated Employment Agreement with Michael Brooks

On August 28, 2017, Edesa entered into an employment agreement with Michael Brooks which was to continue indefinitely until terminated in accordance with its terms. The employment agreement provided that during the term of the agreement, Dr. Brooks was to serve as Edesa’s Vice President Corporate Development and Strategy. In consideration for his services to Edesa, Dr. Brooks received a base salary of C$220,000 per annum and was eligible for coverage under Edesa’s standard benefit programs. In addition, subject to achievement of bonus criteria established by Edesa, Dr. Brooks was eligible to receive an annual bonus award of up to 30% of his base salary.

The agreement was terminable by Edesa (i) for cause without notice or severance pay or (ii) without cause, in which case Edesa was to provide 12 months notice of termination or pay in lieu of notice (based on Dr. Brooks’s base salary) and benefits for up to 12 months following the provision of notice of termination. In addition, upon a termination by Edesa without cause, Dr. Brooks was entitled to a pro-rated bonus covering any year or partial actively worked from the time of the past applicable bonus period through to the termination date of Dr. Brooks employment and all options on a pro-rated basis would be deemed to be vested on the business day immediately preceding the termination date and would remain exercisable for a period of 180 days. In the event Dr. Brook’s employment was terminated in connection with a change of control event, any unvested options or other equity awards then held by Dr. Brooks would be deemed to be vested on the business day immediately preceding the termination date and were to remain exercisable for a period of 180 days. Dr. Brooks could also resign from his employment at any time by providing two weeks advance notice to Edesa. During the term of his employment and for a period of 12 months thereafter, Dr. Brooks was subject to certain non-solicitation provisions relating to Edesa’s employees, customers, prospective customers and suppliers. In addition, the agreement provided that, subject to certain exceptions, Dr. Brooks could not compete with the business of Edesa during the employment period and any notice period (or period paid in lieu of notice).

New Employment Agreement with Michael Brooks

On June 14, 2019 but effective as of June 7, 2019, we entered into an employment agreement with Michael Brooks. Pursuant to the employment agreement, Mr. Brooks will serve as our President for an indefinite term until Mr. Brooks’ employment is terminated in accordance with the agreement. As compensation for his services to us, Mr. Brooks will receive a base salary of $275,000 per year and be eligible to receive a target annual bonus of 40% of his base salary, subject to achieving corporate and personal targets to be determined by us. Mr. Brooks will also receive an automobile allowance of $2,000 per month and be eligible to participate in our group insured benefits program, as may be in effect from time-to time for our employees generally, and executive employees specifically. Mr. Brooks is also eligible for future share and/or option grants, as determined by our Compensation Committee, commensurate with Mr. Brooks’ position and any business milestones which may be established by the Compensation Committee and subject to availability of shares and/or options for grant under our Equity Incentive Compensation Plan.

If Mr. Brooks’ employment with us is terminated for “Cause” (as such term is defined in the employment agreement), subject to applicable law, our only obligation shall be to provide Mr. Brooks with his base salary and vacation pay earned through the date of termination and all of Mr. Brooks’ vested or non-vested stock options which have not been exercised by Mr. Brooks as of the date of termination will be automatically extinguished. If Mr. Brooks is terminated by us without “Cause”, our only obligation shall be to provide Mr. Brooks with (i) a lump sum payment equal to Mr. Brooks’ then current base salary for twelve months plus one additional month for every completed year of service since September 2015, not to exceed an aggregate of twenty-four months (the “Severance Period”), (ii) a lump sum payment of the annual bonus to which Mr. Brooks is entitled for the fiscal year immediately preceding the date of termination, if such bonus has not already been paid, (iii) a lump sum payment equal to Mr. Brooks’ annual bonus entitlement, prorated over Mr. Brooks’ length of service in the fiscal year in which his employment is terminated, calculated in accordance with the terms of the employment agreement; (iv) payment of Mr. Brooks’ annual bonus entitlement during the full Severance Period, calculated in accordance with the terms of the employment agreement, (v) continuation of Mr. Brooks’ benefits and car allowance and any other benefit required to be maintained by law in accordance with the terms of the employment agreement and (vi) subject to applicable law, all stock options granted to Mr. Brooks shall be exercisable in accordance with the terms of the applicable stock option plan. If Mr. Brooks’ employment is terminated or “constructively terminated” (as such term is defined in the employment agreement) by us without “Cause” upon or within a twelve month period following a Change of Control (as such term is defined in the employment agreement), Mr. Brooks shall be entitled to the payments and benefits provided as described in clauses (ii) to (vi) above, plus a change of control payment equal to twenty-four months of the his then current base salary. Mr. Brooks may resign from his employment at any time by providing us with a minimum of sixty days advance notice, in writing. Mr. Brooks’ notice may be waived by us, subject only to providing Mr. Brooks with payment of his base salary and continuation of benefits until the end of the notice period. If Mr. Brooks resigns from his employment, subject to applicable law, (i) all non-vested stock options and all vested stock options held by Mr. Brooks which have not been exercised by Mr. Brooks as of the date of termination shall be automatically extinguished and (ii) Mr. Brooks shall not be entitled to any bonus or pro rata bonus payment not already paid on or before the date of termination.

During the term of Mr. Brooks’ employment with us and for twelve months following the cessation of Mr. Brooks' employment with us, Mr. Brooks is prohibited from competing with our business in North America. In addition, for twenty-four months following the cessation of Mr. Brooks' employment with us, Mr. Brooks is prohibited from soliciting customers or prospective customers for any purpose competitive with our business, encouraging any customer to cease doing business with us and soliciting the employment or engagement of certain of our employees.

New Employment Agreement with Kathi Niffenegger

On June 7, 2019, we entered into an employment agreement with Ms. Niffenegger. Pursuant to the employment agreement, Ms. Niffenegger will serve as our Chief Financial Officer. Both Ms. Niffenegger and us have the right to terminate the employment relationship at any time, with or without cause. As compensation for her services to us, Ms. Niffenegger will receive a base salary of $215,000 per year, a discretionary bonus in an amount up to 25% of her base salary based on her performance and the company’s performance, a one-time hiring and retention bonus of $53,750 which is subject to partial claw back if Ms. Niffenegger voluntary terminates her employment prior to March 1, 2020 and such other employee benefits as are generally provided to similarly situated employees of the company. Ms. Niffenegger may be eligible for future share and/or option grants in accordance with our executive compensation policy as in effect from time to time as determined by our Compensation Committee subject to availability of shares and/or options for grant under our Equity Incentive Compensation Plan.

If Ms. Niffenegger’s employment with us is terminated for “Cause” (as such term is defined in the employment agreement) or if Ms. Niffenegger resigns from her employment at any time, our only obligation shall be to provide Ms. Niffenegger with: (i) her accrued salary through and including her last day of employment (the “Separation Date”); (ii) reimbursement of any reimbursable expenses properly incurred through and including the Separation Date; and (iii) any benefit required under applicable law. If we terminates Ms. Niffenegger’s employment without “Cause” or if Ms. Niffenegger’s employment with us is “constructively terminated” (as such term is defined in the employment agreement) our only obligations shall be: (a) to provide Ms. Niffenegger with the same payments and benefits as would be provided if we had terminated her employment for Cause; and (b) subject to Ms. Niffenegger’s execution of a release in our favor, Ms. Niffenegger will also be paid, as severance, an amount equal to twelve months of her base salary at her then-current rate. In the event that Ms. Niffenegger’s employment is terminated or constructively terminated by us without Cause upon or within a twelve month period following a Change of Control (as defined in the employment agreement), Ms. Niffenegger shall be entitled to the payments and benefits as though she was terminated without “Cause”, plus an additional change of control payment equal to twelve months of her base salary.

During the term of Ms. Niffenegger’s employment with us, Ms. Niffenegger is prohibited from competing with our business. In addition, while Ms. Niffenegger is employed by us and for a period of one year thereafter, Ms. Niffenegger is prohibited from soliciting for employment certain of our employees.

Edesa Share Option Plan

Prior to the completion of our business combination with Edesa, Edesa maintained the Edesa Biotech Inc. Share Option Plan, which it adopted on August 28, 2017 (the “Edesa Plan”). The purpose of the Edesa Plan was to provide Edesa with a share-related mechanism to attract, retain and motivate qualified directors, employees, officers and consultants and to reward such personnel for their contributions toward the long term goals of the company and to enable and encourage such personnel to acquire shares in the capital of Edesa as long term investments. The Edesa Plan allowed options to be granted to directors, officers, employees and certain external consultants and advisers to Edesa. Under the Edesa Plan, the option term was not to exceed 10 years and the exercise price of each option was determined by Edesa’s Board of Directors. Upon completion of our business combination with Edesa, the awards described below were substituted for “Substitute Awards” under our 2017 Plan in the form of options that are exercisable for our Common Shares.

On August 28, 2017, Edesa granted Dr. Brooks an option to purchase 42,105 of Edesa’s Common Shares at an exercise price of C$7.00 per share. The option was fully vested upon grant and is exercisable for a period of ten years subject to earlier termination in certain conditions. Upon completion of our business combination with Edesa, this option was converted into an option to purchase 136,416 of our Common Shares at an exercise price of C$2.16 per share with the same vesting terms.

On September 26, 2017, Dr. Nijhawan was granted an option to purchase 14,658 of Edesa’s Common Shares at an exercise price of C$7.00 per share. The option vests over a period of three years, with one-third vesting on the first anniversary of the date of grant and the remainder vesting on a pro-rata basis monthly thereafter. The options are scheduled to expire on September 26, 2027 subject to earlier termination in certain conditions. Upon completion of our business combination with Edesa, this option was converted into an option to purchase 47,490 of our Common Shares at an exercise price of C$2.16 per share with the same vesting terms.

On September 26, 2017, Dr. Brooks was granted an option to purchase 7,500 of Edesa’s Common Shares at an exercise price of C$7.00 per share. The option will vest over a period of three years, with one-third vesting on the first anniversary of the date of grant and the remainder vesting on a pro-rata basis monthly thereafter. The options are scheduled to expire on September 26, 2027 subject to earlier termination in certain conditions. Upon completion of our business combination with Edesa, this option was converted into an option to purchase 24,999 of our Common Shares at an exercise price of C$2.16 per share with the same vesting terms.

On December 28, 2018, Dr. Nijhawan was granted an option to purchase 500 of Edesa’s Common Shares at an exercise price of C$7.00 per share. The option will vest over a period of three years, with one-third vesting on the first anniversary of the date of grant and the remainder vesting on a pro-rata basis monthly thereafter. The options are scheduled to expire on December 28, 2028 subject to earlier termination in certain conditions. Upon completion of our business combination with Edesa, this option was converted into an option to purchase 1,620 of our Common Shares at an exercise price of C$2.16 per share with the same vesting terms.

On December 28, 2018, Dr. Brooks was granted an option to purchase 500 of Edesa’s Common Shares at an exercise price of C$7.00 per share. The option will vest over a period of three years, with one-third vesting on the first anniversary of the date of grant and the remainder vesting on a pro-rata basis monthly thereafter. The options are scheduled to expire on December 28, 2028 subject to earlier termination in certain conditions. Upon completion of our business combination with Edesa, this option was converted into an option to purchase 1,620 of our Common Shares at an exercise price of C$2.16 per share with the same vesting terms.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the equity awards made to Edesa’s NEOs that were outstanding at December 31, 2018, reflecting their substitution for Substitute Awards under our 2017 Plan and the 1 for 6 reverse stock split of our Common Shares that became effective on June 7, 2019:

		Option Awards
Name	Award grant date	Number of securities underlying unexercised options (#)exercisable	Number of securities underlying unexercised options (#)unexercisable (1)	Option exercise prices ($)	Option expiration date
Pardeep Nijhawan	09/26/2017	21,106	26,384	$C$2.16	09/26/2027
	12/28/2018	-	1,620	$C2.16	12/28/2028

Michael Brooks	08/28/2017	136,416	-	$C2.16	08/28/2027
	09/26/2017	10,800	13,499	$C2.16	09/26/2027
	12/28/2018	-	1,620	$C2.16	12/28/2028

(1)
The vesting terms of the applicable option awards are described above under the heading “Edesa Share Option Plan.”

Director Compensation

Edesa did not have a director compensation policy as of December 31, 2018 and none of Edesa’s non-executive directors received compensation for service during the fiscal year ending December 31, 2018, except that Mr. Pay was paid C$30,000 during 2018 for his services as a director to Edesa. However, Edesa does provide reimbursement for reasonable out-of-pocket expenses incurred for attending meetings of the Edesa Board of Directors or any committees thereof.

Outstanding Equity Awards at 2018 Fiscal Year-End

The following table summarizes the equity awards made to Edesa’s directors that were outstanding at December 31, 2018, reflecting their substitution for Substitute Awards under our 2017 Plan and the 1 for 6 reverse stock split of our Common Shares that became effective on June 7, 2019:

Name	Outstanding Options (#)
Pardeep Nijhawan	49,110
Paul William Pay	32,399(1)

(1)
On September 26, 2017, Paul Pay was granted an option to purchase 10,000 of Edesa’s common shares at an exercise price of C$7.00 per share. The option will vest over a period of three years, with one-third vesting on the first anniversary of the date of grant and the remainder vesting on a pro-rata basis monthly thereafter. The options are scheduled to expire on September 26, 2027. Upon completion of our business combination with Edesa, this option was converted into an option to purchase 32,399 of our common shares at an exercise price of C$2.16 per share with the same vesting terms.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information

The following table provides certain information as of September 30, 2019 about our Common Shares that may be issued under our equity compensation plans, which consists of the 2017 Plan:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	319,645	$3.38	33,502
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	319,645	$3.38	33,502

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as described above under the heading “New Plan Benefits”, none of our directors, executive officers or any associate of a director or executive officer has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter described in this Information Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We are delivering this Information Statement to all shareholders of record as of the Record Date. Shareholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Information Statement if previously notified by their bank, broker or other holder. This process, by which only one Information Statement is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called ‘‘householding.’’ Householding may provide convenience for shareholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the shareholders within the household.

Copies of this Information Statement are available promptly by calling (905) 475-1234, or by writing to Edesa Biotech, Inc., Attn: Investor Relations, 100 Spy Court, Markham, Ontario, Canada L3R 5H6, CA 93033. If you are receiving multiple copies of this Information Statement, you also may request orally or in writing to receive a single copy of this Information Statement by calling (905) 475-1234, or by writing to Edesa Biotech, Inc., Attn: Investor Relations, 100 Spy Court, Markham, Ontario, Canada L3R 5H6.

By order of the Board of Directors,

Dr. Pardeep Nijhawan
Chief Executive Officer

Markham, Ontario, Canada

October 25, 2019

ANNEX A
EDESA BIOTECH, INC.
2019 EQUITY INCENTIVE COMPENSATION PLAN

EDESA BIOTECH, INC.
2019 EQUITY INCENTIVE COMPENSATION PLAN

1.	Purpose	A-1
2.	Definitions	A-1
3.	Administration	A-5
4.	Shares Subject to Plan	A-5
5.	Eligibility; Per-Participant Limitations	A-6
6.	Specific Terms of Awards	A-6
7.	Certain Provisions Applicable to Awards	A-9
8.	Change in Control	A-10
9.	General Provisions	A-11

EDESA BIOTECH, INC.
2019 EQUITY INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this 2019 EQUITY INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist Edesa Biotech, Inc., a British Columbia corporation, and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value. This Plan is an amendment and restatement of the Company’s 2017 Incentive Compensation Plan, as amended and restated effective as of January 27, 2017 (the “Initial Plan”), the terms and conditions of which are superseded hereby, except as explicitly set forth herein.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Restricted Share Award or Restricted Share Unit Award, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted pursuant to this Plan.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s estate.

(d) “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined in Section 8(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. Except as may otherwise be permitted under applicable law, the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) “Independent.

(j) “Company” means Edesa Biotech, Inc., a British Columbia corporation, and any successor thereto.

(k) “Consultant” means any consultant or advisor who provides services to the Company or any Related Entity, so long as (i) such person renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) such person does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) the identity of such person would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on a registration of those securities on a Form S-8 Registration Statement under the Securities Act of 1933.

(l) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any leave of absence approved by management of the Company, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(m) “Covered Employee” means the Person who, as of the end of the taxable year, is considered a “covered employee” for purposes of Section 162(m) of the Code.

(n) “Director” means a member of the Board or the board of directors of any Related Entity.

(o) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(p) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(q) “Effective Date” means the effective date of the Plan, which was December 18, 2013.

(r) “Effective Date of Restated Plan” means the effective date of this Plan, as amended and restated, which was October 16, 2019.

(s) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on a leave of absence approved by management of the Company shall be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(t) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than, such person becoming an employee of the Company or any Related Entity). The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(v) “Fair Market Value” means the fair market value of Shares, Awards or other property on the date as of which the value is being determined, as determined by the Committee, or under procedures established by the Committee, subject to the following:

(i)           If, on such date, the Shares are listed on a national or regional securities exchange or market system, the Fair Market Value of a Share shall be the closing price of a Share (or the mean of the closing bid and asked prices of a Share if the Share is so quoted instead) as quoted on the Nasdaq Stock Market, LLC or such other national or regional securities exchange or market system constituting the primary market for the Share, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Share has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Share was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)           If, on such date, the Share are not listed on a national or regional securities exchange or market system, the Fair Market Value of a Share shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(w) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an action which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than a failure which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; or (iv) a material breach by the Company or any Related Entity of any employment, consulting or other agreement under which the Participant provides services to the Company or any Related Entity. For purposes of this Plan, upon termination of a Participant’s Continuous Service, Good Reason shall not be deemed to exist unless the Participant’s termination of Continuous Service for Good Reason occurs within 6 months following the initial existence of one of the conditions specified in clauses (i) through (iv) above, the Participant provides the Company or the Related Entity for which the Participant provides services with written notice of the existence of such condition with 90 days after the initial existence of the condition, and the Company fails to remedy the condition within 30 days after its receipt of notice.

(x) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(y) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(z) “Incumbent Board” means the Incumbent Board as defined in Section 8(b)(ii) hereof.

(aa) “Listing Market” means any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(bb) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(cc) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(dd)  “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(ee) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ff) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(gg) “Related Entity” means any Parent or Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Committee in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly and with respect to which the Company may offer or sell securities pursuant to the Plan in reliance upon registration on a Form S-8 Registration Statement under the Securities Act of 1933.

(hh) “Restricted Share” means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ii) “Restricted Share Award” means an Award granted to a Participant under Section 6(d) hereof.

(jj) “Restricted Share Unit” means a right to receive Shares, including Restricted Share, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(kk) “Restricted Share Unit Award” means an Award of Restricted Share Units granted to a Participant under Section 6(e) hereof.

(ll) “Restriction Period” means the period of time specified by the Committee that Restricted Share Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(mm) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(nn) “Shares” means the common shares of the Company, no par value per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.

(oo) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(pp) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Related Entity or any Participant or Beneficiary, or any transferee under Section 9(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion with respect to any Award to an Independent Director. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan after the Effective Date of Restated Plan shall be the sum of (i) 800,000 plus (ii) the number of Shares remaining available for delivery under the Plan as of the Effective Date of Restated Plan. Any Shares that are subject to Awards of Options shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options shall be counted against this limit as one and one-half (1.5) Shares for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares.

(b) Application of Limitation to Grants of Awards.. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares that would be counted against the limit upon settlement of then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If, after the Effective Date of Restated Plan, (x) Shares subject to any Awards granted under the Plan are forfeited, expire or otherwise terminate without issuance of such Shares, or (y) any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the Plan.

(ii) In the event that, after the Effective Date of Restated Plan, any Option or other Award granted under this Plan, is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share if such Share was subject to an Option granted under the Plan and as one and one-half (1.5) Shares if such Share was subject to an Award other than an Option granted under the Plan.

(v) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 1,200,000 Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.

(vi) Notwithstanding anything in this Section 4 to the contrary, but subject to adjustment as provided in Section 9(c) hereof, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant who is a Director but is not also an Employee or Consultant may be granted any Awards that have a “fair value” as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceeds $250,000 in the aggregate.

5. Eligibility; Per-Participant Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 9(c) of this Plan, in any calendar year during any part of which the Plan is in effect, no Participant may be granted Options with respect to more than 100,000 Shares.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 7(e) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of British Columbia law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 9(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s shareholders.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on future service requirements), the method by which notice of exercise is to be given and the form of exercise notice to be used, the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Form of Settlement.        The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Share or other similar securities.

(iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

(B) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C) if Shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c) Restricted Share Awards. The Committee is authorized to grant Restricted Share Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Share Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Share Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Share Award, a Participant granted Restricted Shares shall have all of the rights of a shareholder, including the right to vote the Restricted Share and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restricted Share Award is subject to a risk of forfeiture, subject to Section 9(b) below and except as otherwise provided in the Award Agreement, the Restricted Shares may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Shares that are at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Share Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.

(iii) Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Shares.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Share Award, the Committee may require or permit a Participant to elect that any cash dividends paid on Restricted Shares be automatically reinvested in additional Restricted Shares or applied to the purchase of additional Awards under the Plan, or may require that payment be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such cash dividend is payable, in each case in a manner that does not violate the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, Shares distributed in connection with a share split or share dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property have been distributed.

(d) Restricted Share Unit Award. The Committee is authorized to grant Restricted Share Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Restricted Share Unit Award shall occur upon expiration of the deferral period specified for such Restricted Share Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Share Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Share Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Share Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Share Unit Award, a Restricted Share Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Share Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Share Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Share Unit Award), the Participant’s Restricted Share Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Share Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Share Unit Award.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Share or Restricted Share Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to be exempt from or comply with Section 409A of the Code.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee. The term of any Option shall not exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); provided, however, that in the event that on the last day of the term of an Option, other than an Incentive Stock Option, the exercise of the Option would violate an applicable federal, state, local, or foreign law, the Committee may, in its sole and absolute discretion, extend the term of the Option for a period of no more than thirty (30) days after the date on which the exercise of the Option would no longer violate an applicable federal, state, local and foreign law, provided that such extension of the term of the Option would not cause the Option to violate the requirements of Section 409A of the Code.

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, all applicable rules of the Listing Market and any other applicable law, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) of this Plan, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on a deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A

(i)           The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii)           If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A)            Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(B)            The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C)           Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D)            In the case of any Participant who is a “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii)           Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

8. Change in Control.

(a) Effect of “Change in Control.”

  If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, upon the occurrence of a “Change in Control,” as defined in Section 8(b):

(i) Any Option that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 9(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Share Award, Restricted Share Unit Award or an Other Share-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof.

(iii) Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, and unless the Committee otherwise determines in a specific instance, or as is provided in any employment or other agreement between the Participant and the Company or any Related Entity, each outstanding Option, Restricted Share Award or Restricted Share Unit Award shall not be accelerated as described in Section 8(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Restricted Share Award or Restricted Share Unit Award continues to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 9(c)(ii) hereof. Notwithstanding the foregoing, if and only to the extent provided in an Award Agreement and on such terms and conditions as may be set forth in an Award Agreement, in the event a Participant’s employment is terminated without Cause by the Company or any Related Entity or by such successor company or by the Participant for Good Reason within 24 months following such Change in Control, each Award held by such Participant at the time of the Change in Control shall be accelerated as described in Sections 8(a)(i), (ii) and (iii) above.

(b) Definition of “Change in Control”. Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Shares”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 8(b), the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Related Entities, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a “Business Reorganization”), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Related Entities (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Shares and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Shares and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Entity or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

9. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a “Permitted Assignee” that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of securities on a Form S-8 registration statement. For this purpose, a Permitted Assignee shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clauses (i) and (ii) are the only partners, members or shareholders, or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem appropriate and equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate in order to prevent the reduction or enlargement of benefits under any Award.

(ii) Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 8 of this Plan relating to the vesting of Awards in the event of any Change in Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option as of the effective date of the transaction). For the purposes of this Plan, an Option, Restricted Share Award, Restricted Share Unit Award, or Other Share-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Restricted Share Award, Restricted Share Unit Award, or Other Share-Based Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Restricted Share Award, Restricted Share Unit Award, or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant.

(d) Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

(e) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to the Award or by delivering Shares already owned shall not exceed the maximum statutory withholding required with respect to that Award (or such other limit as the Committee shall impose, including without limitation, any limit imposed to avoid or limit any financial accounting expense relating to the Award).

(f) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any applicable law or regulation (including, without limitation, Rule 16b-3) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award. For the avoidance of doubt, and notwithstanding any other terms of this Plan to the contrary, the terms of the Initial Plan shall continue to apply to any Awards granted under the Initial Plan prior to the Effective Date of Restated Plan only if and to the extent required to comply with this Section 9(f) of the Plan.

(g)           Clawback of Benefits.

(i)           The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with any Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award Agreements may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

(ii)           If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Related Entity, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

(h) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(i) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(j) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(k) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(l) Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of British Columbia without giving effect to principles of conflict of laws, and other applicable laws.

(m) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of any countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan. The Committee has adopted a Canadian subplan (the “Canadian Subplan”) that is applicable to a Participant who is a Canadian Participant as such term is defined in the Canadian Subplan. The Canadian Subplan is attached hereto as Appendix A.

(n) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan initially became effective on the Effective Date. The Plan, as amended and restated herein, shall become effective on the Effective Date of Restated Plan, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Subject to applicable law and the listing requirements, Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date of Restated Plan. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

(o) Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

(p) Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

APPENDIX A - Canada
TO THE
EDESA BIOTECH, INC.
2019 EQUITY INCENTIVE COMPENSATION PLAN

1.
SPECIAL PROVISIONS FOR CANADIAN PARTICIPANTS

1.1.
This Appendix (this “Appendix”) to the Edesa Biotech, Inc. 2019 Equity Incentive Compensation Plan (formerly the Stellar Biotechnologies, Inc. 2017 Incentive Compensation Plan) (the “Plan”) was adopted by the Committee pursuant to Section 9(m) of the Plan. This Appendix shall become effective on the Effective Date

1.2.
The provisions of this Appendix apply only to a Participant who is a Canadian Resident Employee or a Canadian Resident Consultant (any such Participant, a “Canadian Participant”).

1.3.
This Appendix is to be read as a continuation of the Plan and only applies with respect to Options and other Awards granted under the Plan to a Canadian Participant. The purpose of this Appendix is to establish certain rules and limitations applicable to Options and other Awards that may be granted or issued under the Plan to a Canadian Participant from time to time, in compliance with applicable tax, securities and other applicable laws currently in force.

1.4.
The Plan and this Appendix are complimentary to each other and shall be deemed as one. Subject to Section 1.3 of this Appendix, in any case of contradiction, whether explicit or implied, between any definitions and/or provisions of this Appendix and the Plan, the provisions set out in this Appendix shall prevail.

1.5.
Section references in this Appendix shall refer to Sections of the Plan, unless expressly indicated otherwise.

2.
DEFINITIONS

Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan. The following additional definitions will apply to grants made pursuant to this Appendix, provided, however, that to the extent that such definitions are provided for in the Plan and this Appendix, the definitions in this Appendix shall apply to Awards granted to the Canadian Participant:

2.1.
“110(1)(d) Deduction” means the deduction that may be available pursuant to paragraph 110(1)(d) of the CITA of an amount generally equal to 50% of the employee share option benefit included in the employee’s income for the year pursuant to Section 7.

2.2.
“Canadian Resident Employee” means an Employee of the Company or any of its Subsidiaries who is a resident in Canada for purposes of the CITA and any applicable income tax treaty or convention.

2.3.
“Canadian Resident Consultant” means a Consultant of the Company or any of its Subsidiaries who is a resident in Canada for purposes of the CITA and any applicable income tax treaty or convention.

2.4.
“Continuous Service” shall have the meaning assigned to it in the Plan. For clarity, Continuous Service shall not include any period of pay in lieu of notice for an Employee or Consultant, whether provided for under contract, the applicable employment standards legislation, or the common law.

2.5.
“Cause” shall include the meaning assigned to it in the Plan, and “cause” as may be defined by applicable law with respect the termination of the engagement of a Participant by the Company or a Related Entity as an Employee or a Consultant.

2.6.
“CITA” means the Income Tax Act (Canada) as it may be amended from time to time and all regulations, interpretations and administrative guidance issued thereunder.

2.7.
“Consultant” has the meaning assigned to such term in the Plan; provided that the Consultant (i) provides the services under a written contract with the Company or any of its Subsidiaries, and (ii) spends or will spend a significant amount of time and attention on the affairs and business of the Company or any of its Subsidiaries.

2.8.
“Consultant Share Option” means a right of a Canadian Resident Consultant to purchase Shares under the Plan in accordance with the terms and conditions set forth in Section 6(b) of the Plan and which is not intended to comply with Section 7.

2.9.
“Employee Share Option” means a right of a Canadian Resident Employee to purchase Shares under the Plan in accordance with the terms and conditions set forth in Section 6(b) of the Plan and which is intended to comply with Section 7.

2.10.
“Fair Market Value” has the meaning assigned to such term in the Plan; provided that the Committee shall determine Fair Market Value for purposes of the CITA.

2.11.
“Section 7” means section 7 of the CITA.

2.12.
“SDA Rules” means the rules in the CITA applicable to a right to receive a deferred amount under a “salary deferral arrangement” as defined in the CITA.

2.13.
“Subsidiary” has the meaning assigned to such term in the Plan; provided that the Committee shall determine the meaning of Subsidiary for purposes of applicable Canadian law.

3.
EMPLOYEE SHARE OPTIONS

3.1.
The Employee Share Options granted under the Plan are intended to comply with Section 7.

3.2.
No Employee Share Option shall be granted to any individual otherwise eligible to participate in the Plan who is not an Employee of the Company or a Subsidiary on the date of granting of such Option. Any Employee Share Option granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to comply with Section 7 and will take into consideration the availability of an 110(1)(d) Deduction.

3.3.
No Employee Share Option shall be granted pursuant to this Appendix unless the Option Price of such Option is not less than the Fair Market Value of a Share on the date of granting such Employee Share Option.

3.4.
No Employee Share Option shall be granted to an individual otherwise eligible to participate in the Plan unless the individual deals at arm’s length with the Company and its Subsidiaries for purposes of the CITA.

3.5.
The right to make a payment of the Option Price of an Employee Share Option in the form of already owned Shares, under Section 6(b)(ii) of the Plan, or pursuant to the withholding of shares, under Section 6(b)(ii) of the Plan, shall not be available to Canadian Resident Employees. Any other method approved or accepted by the Committee pursuant to Section 6(b)(ii) of the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to comply with Section 7 and will take into consideration the availability of an 110(1)(d) Deduction.

3.6.
No Employee Share Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or in accordance with Section 9(b) of the Plan and subject to Applicable Law, including any applicable securities laws.

4.
Consultant share options

4.1.
The Consultant Share Options granted under the Plan are not intended to comply with Section 7.

4.2.
No Consultant Share Option shall be granted to any individual otherwise eligible to participate in the Plan who is not a Consultant of the Company or a Subsidiary on the date of granting of such Option.

5.
RESTRICTED SHARES

5.1.
No Restricted Shares shall be granted to a Canadian Participant unless the Canadian Participant is a Canadian Resident Employee or a Canadian Resident Consultant.

6.
RESTRICTED SHARE UNITS

6.1.
No Restricted Share Units (the “RSUs”) shall be granted to a Canadian Participant unless the Canadian Participant is a Canadian Resident Employee or a Canadian Resident Consultant.

6.2.
The RSUs granted under the Plan to a Canadian Resident Employee are intended to comply with Section 7 to the extent applicable. An award of RSUs to a Canadian Resident Employee shall only be settled by delivery of Shares and shall not be settled, in whole or in part, by cash payment in lieu of delivering Shares unless the Award contains such necessary terms and conditions such that the Award is not a “salary deferral arrangement” as defined in the CITA.

6.3.
The RSUs granted under the Plan to a Canadian Resident Consultant are not intended to comply with Section 7.

7.
OTHER MATTERS

7.1.
It is the intention of the Company that no Award shall be a “salary deferral arrangement” as defined in the CITA.

7.2.
Notwithstanding Section 9(e) of the Plan, the Company and any Related Entity shall not have the authority to withhold or receive Shares in satisfaction of a Canadian Participant’s tax obligations.

7.3.
Notwithstanding Section 7(c) of the Plan, the Company and any Related Entity shall not be entitled to make payments upon the exercise of an Option or other Award or settlement of an Award on a deferred basis.

7.4.
In the event that a Participant becomes a Canadian Participant subsequent to the grant of an Award under the Plan, then, pursuant to Section 9(m) of the Plan, such Award shall immediately and automatically be amended in a manner consistent with this Appendix unless otherwise determined by the Committee.

7.5.
Participation in the Plan is voluntary and the Committee may require the Canadian Participant to represent and warrant at the time of issuance or transfer that his or her participation in the distribution is voluntary.

8.
ADJUSTMENTS

The Committee shall determine any adjustment pursuant to Section 9(c) of the Plan after taking into account, among other things, to the extent applicable: (i) the provisions of the CITA applicable to the Options, and (ii) the SDA Rules.